Exhibit 24.1


                            SPECIAL POWER OF ATTORNEY




The undersigned hereby constitutes and appoints,  William H. Baumhauer and Donna
L. Depoian and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 27, 1999, and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.








                                                         /s/Nathaniel Rothschild
                                                         -----------------------
                                                            Nathaniel Rothschild



Dated:   September 14, 1999

                            SPECIAL POWER OF ATTORNEY




The undersigned hereby constitutes and appoints,  William H. Baumhauer and Donna
L. Depoian and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 27, 1999, and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.








                                                             /s/Alan D. Schwartz
                                                             -------------------
                                                                Alan D. Schwartz



Dated:   September 14, 1999

                            SPECIAL POWER OF ATTORNEY




The undersigned hereby constitutes and appoints,  William H. Baumhauer and Donna
L. Depoian and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 27, 1999, and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.








                                                             /s/Timothy Barakett
                                                             -------------------
                                                                Timothy Barakett



Dated:   September 14, 1999

                            SPECIAL POWER OF ATTORNEY




The undersigned hereby constitutes and appoints,  William H. Baumhauer and Donna
L. Depoian and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 27, 1999, and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.








                                                                /s/James Goodwin
                                                                ----------------
                                                                   James Goodwin



Dated:   September 14, 1999